Supplement dated April 27, 2018 to the Resource B Variable Annuity Prospectus
dated May 1, 2002 as supplemented

The following disclosure is added to the prospectus under Section 10: Other Information.

REPORTS TO OWNERS
We will send you an immediate confirmation of certain non-systematic transactions, such as purchase payments made, withdrawals, transfers among portfolios, death benefit payments and any changes to your portfolio allocations. We will also send you a quarterly statement which will show (as of quarter end), the purchase and sale transactions, your current portfolio allocations, and any earnings or losses for the quarter. The quarterly statement will also include confirmations of your transactions under pre-established monthly automatic transfers. Your fourth quarter statement will contain annual information about your certificate value and transactions. On request, we will send you a current statement with the information described above.